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                                                                    EXHIBIT 99.1

EXECUTION COPY



                               AMENDMENT NUMBER 3
                                     TO THE
                        POOLING AND SERVICING AGREEMENT



                 THIS AMENDMENT NUMBER 3 TO THE POOLING AND SERVICING AGREEMENT, dated as of October 15, 1997, (this "Amendment") is among CAPITAL ONE BANK, a Virginia banking corporation, as Seller and Servicer, and THE BANK OF NEW YORK, as Trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of September 30, 1993, between the Seller, the Servicer and the Trustee (as amended, supplemented and in effect on the date hereof, the "Pooling and Servicing Agreement").


                                    RECITALS

                 WHEREAS, Capital One Bank wishes to amend certain provisions of the Pooling and Servicing Agreement as provided herein in accordance with
Section 13.01(a) of the Pooling and Servicing Agreement;

                 NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

                 SECTION . Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Pooling and Servicing Agreement.

                 SECTION .  Amendment of Section 1.01.

                 (a) The definition of "Recoveries" in Section 1.01 of the Pooling and Servicing Agreement shall be deleted in its entirety and replaced with the following:

                          "Recoveries" shall mean all amounts, excluding
                 Insurance Proceeds, received by the Servicer with respect to Receivables which have previously become Defaulted Receivables (including any related Finance Charge Receivables), net of any out-of-pocket costs and expenses of collection (including attorneys fees and expenses) deducted therefrom, plus the net proceeds of any sale or securitization of such Defaulted Receivables (plus any related Finance Charge Receivables), plus any residual payments from any such securitization, but excluding any interest, principal and servicing fees or other fees payable with respect to the securitization of such Defaulted Receivables and the related Finance Charge Receivables.

                 (b) Section 1.01 of the Pooling and Servicing Agreement shall be amended by inserting the following new definition in its correct alphabetical location:

                          "Required Principal Balance" shall mean, as of any
                 date of determination, (a) the sum of the "Initial Invested Amount" (as defined in the relevant Supplement) of the Investor Certificates of each Series outstanding on such date plus, as of such date of determination, the aggregate amounts of any increases in the Invested Amounts of each prefunded Series outstanding (in each case, other than any Series or portion thereof which is designated in the relevant Supplement as then being an Excluded Series) minus (b) the principal amount on deposit in the Excess Funding Account on such date; provided, however, if at any time the only Series outstanding are Excluded

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                 Series and a Pay Out Event has occurred with respect to one or more of such Series, the Required Principal Balance shall mean
                 (a) the sum of the "Invested Amount" (as defined in the relevant Supplement) of each such Excluded Series as of the earliest date on which any such Pay Out Event is deemed to have occurred, minus (b) the principal amount on deposit in the Excess Funding Account.

                 SECTION . Amendment of Section 2.09. Section 2.09 of the Pooling and Servicing Agreement shall be amended by adding a new paragraph to the end of Section 2.09 to read as follows:

                          In addition to the foregoing, on the date when any
                 Receivable in an Account becomes a Defaulted Receivable (including any related Finance Charge Receivables), the Trust shall automatically and without further action or consideration be deemed to transfer, set over and otherwise convey to the Seller with respect to such Account, without recourse, representation or warranty, all right, title and interest of the Trust in and to the Defaulted Receivables (including any related Finance Charge Receivables) in such Account, all monies due or to become due with respect thereto, all proceeds thereof and any Insurance Proceeds relating thereto; provided, that Recoveries of such Account shall be applied as provided herein. The Trustee shall execute and deliver such instruments of transfer and assignment (including any UCC termination statements), in each case without recourse, as shall be reasonably requested by the Seller to vest in the Seller or its designee all right, title and interest that the Trust had in such Defaulted Receivables (including any related Finance Charge Receivables).

                 SECTION . Amendment of Section 3.04. Section 3.04 of the Pooling and Servicing Agreement shall be amended by adding a new subsection (f) to the end of said Section 3.04 to read as follows:

                          (e) Certain Recoveries. On or prior to each Determination Date, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer setting forth (or shall set forth in the Monthly Servicer's Certificate) (a) the amount of Recoveries equal to the net proceeds of any sale or initial securitization (excluding any residual payments from such securitization) of Defaulted Receivables (including the related Finance Charge Receivables) to be included as Collections of Finance Charge Receivables with respect to the preceding Monthly Period, which shall be equal to the amount of any such Recoveries received during the preceding three Monthly Periods divided by three and (b) the portion of any such Recoveries ("unamortized Recoveries") which have not been treated as Collections of Finance Charge Receivables with respect to the preceding Monthly Period.

                 SECTION . Amendment of Section 4.02. Section 4.02 of the Pooling and Servicing Agreement shall be amended by deleting the penultimate sentence of the last paragraph of said Section 4.02 and replacing it with the following:

                 Funds on deposit in the Excess Funding Account will be withdrawn and paid to the Seller on any Business Day to the extent that the Seller's Participation Amount exceeds the Required Seller's Interest and the aggregate amount of Principal Receivables exceeds the Required Principal Balance on such date; provided, however, that, if an Accumulation Period, Controlled Amortization Period or Early Amortization Period has commenced and is continuing with respect to one or more outstanding Series, any funds on deposit in the Excess Funding Account shall be treated as Shared Principal Collections and shall be allocated and distributed in accordance with Section 4.04 and the terms of the Supplements for the Principal Sharing Series.

                 SECTION . Amendment of Section 4.03(a). Section 4.03(a) of the Pooling and Servicing Agreement shall be amended by inserting at the end of clause (i) of the last sentence of said Section 4.03(a) the following:

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                 plus (z) the aggregate amount of the portion of Collections representing Recoveries which will not have been amortized in accordance with Section 3.04(e) with respect to the end of such Monthly Period and

                 SECTION . Amendment of Section 4.03(c). Section 4.03(c) of the Pooling and Servicing Agreement shall be amended by deleting the first paragraph of said Section 4.03(c) in its entirety and replacing it with the following:

                          (c) On the earlier of (A) the second Business Day
                 after the Date of Processing and (B) the day on which the Servicer actually deposits any Collections into the Collection Account or, in the case of any Collections consisting of Interchange, not later than 12:00 noon, Richmond, Virginia time, on each Distribution Date, the Servicer will pay to the Seller (i) the Seller's allocable portion of Collections of Finance Charge Receivables and (ii) the Seller's allocable portion of Collections of Principal Receivables; provided, however, that in the case of Collections of Principal Receivables allocated to the Seller's Interest, such amount shall only be paid to the Seller if the Seller's Participation Amount exceeds the Required Seller's Interest and the aggregate amount of Principal Receivables exceeds the Required Principal Balance, but otherwise such amounts shall be deposited into the Excess Funding Account. Collections consisting of annual membership fees or Recoveries resulting from the sale or securitization of Defaulted Receivables (including the related Finance Charge Receivables) which have not yet been amortized in accordance with Section 3.04(d) or
                 (e), as the case may be, and which are therefore not treated as Collections of Finance Charge Receivables or Principal Receivables, shall not be paid to the Seller or allocated to the Certificateholders' Interest.

                 SECTION . Amendment of Section 4.04. Section 4.04 of the Pooling and Servicing Agreement shall be amended by deleting the two provisos in said Section 4.04 in their entirety and replacing them with the following:

                 provided, however, that such amounts shall be paid to the Seller only if the Seller's Participation Amount for such Distribution Date exceeds the Required Seller's Interest and the aggregate amount of Principal Receivables exceeds the Required Principal Balance, but otherwise such amounts shall be deposited into the Excess Funding Account.

                 SECTION . Effectiveness. The amendments provided for by this Amendment shall become effective on the date (the "Effective Date") that each of the following events occur:

                 (a) The Seller shall have delivered to the Trustee and each provider of Series Enhancement an Officer's Certificate of the Seller stating that the Seller reasonably believes that the execution and delivery of this Amendment will not, based on the facts known to such officer at such time, have a material adverse effect on the interests of the Certificateholders.

                 (b) The Seller shall have received from each Rating Agency written confirmation that the execution and delivery of this Amendment will not have a Ratings Effect and shall have delivered copies of each such confirmation to the Servicer and the Trustee.

         (c) The Servicer shall have delivered to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Opinion of Counsel as to the matters specified in Exhibit H-1 to the Pooling and Servicing Agreement with respect to this Amendment.

         (d) Each of the parties hereto shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

                 (e) Each requirement of any Series Enhancement agreement applicable to amendment of the Pooling and Servicing Agreement shall have been satisfied.

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                 SECTION .  Pooling and Servicing Agreement in Full Force and
Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Pooling and Servicing Agreement shall remain in full force and effect. All references to the Pooling and Servicing Agreement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement were set forth herein.

                 SECTION . Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                 SECTION . Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to the Pooling and Servicing Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                            CAPITAL ONE BANK,
                                            Seller and Servicer


                                            By:
                                               -----------------------------
                                                 Name:
                                                 Title:



                                            THE BANK OF NEW YORK,
                                            Trustee


                                            By:
                                               -----------------------------
                                                 Name:
                                                 Title:






 [Signature Page to Amendment Number 3 to the Pooling and Servicing Agreement]